UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant  Filed by a Party other than the Registrant Check the appropriate box:  Preliminary Proxy Statement  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  Definitive Proxy Statement  Definitive Additional Materials  Soliciting Material Under §240.14a-12 CME GROUP INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):  No fee required.  Fee paid previously with preliminary materials.  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Vote in Person at the Meeting* May 4, 2023 10:00 AM CT CME Group’s headquarters Auditorium 20 South Wacker Drive Chicago, IL *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # 20 S. WACKER DRIVE CHICAGO, IL 60606 CME GROUP INC. 2023 Annual Meeting Vote by May 3, 2023 10:59 PM CT D98309-P86196 You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2023. Get informed before you vote View the Notice, Proxy Statement and CME Group 2022 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Class A Voting Items	Board Recommends
1. Election of Equity Directors Seventeen will be elected to the Board of Directors	
1a. Terrence A. Duffy	For
1b. Kathryn Benesh	For
1c. Timothy S. Bitsberger	For
1d. Charles P. Carey	For
1e. Bryan T. Durkin	For
1f. Harold Ford Jr.	For
1g. Martin J. Gepsman	For
1h. Larry G. Gerdes	For
1i. Daniel R. Glickman	For
1j. Daniel G. Kaye	For
1k. Phyllis M. Lockett	For
1l. Deborah J. Lucas	For
1m. Terry L. Savage	For
1n. Rahael Seifu	For
1o. William R. Shepard	For
1p. Howard J. Siegel	For
1q. Dennis A. Suskind	For
2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023.	For
3. Advisory vote on the compensation of our named executive officers.	For
4. Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	1 Year

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D98310-P86196

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D98311-P86196 20 S. WACKER DRIVE CHICAGO, IL 60606 CME GROUP INC. 2023 Annual Meeting Vote by May 3, 2023 10:59 PM CT You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2023. Get informed before you vote View the Notice, Proxy Statement and CME Group 2022 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 4, 2023 10:00 AM CT CME Group’s headquarters Auditorium 20 South Wacker Drive Chicago, IL

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Class B-1 Voting Items	Board Recommends
1. Election of Equity Directors Seventeen will be elected to the Board of Directors	
1a. Terrence A. Duffy	For
1b. Kathryn Benesh	For
1c. Timothy S. Bitsberger	For
1d. Charles P. Carey	For
1e. Bryan T. Durkin	For
1f. Harold Ford Jr.	For
1g. Martin J. Gepsman	For
1h. Larry G. Gerdes	For
1i. Daniel R. Glickman	For
1j. Daniel G. Kaye	For
1k. Phyllis M. Lockett	For
1l. Deborah J. Lucas	For
1m. Terry L. Savage	For
1n. Rahael Seifu	For
1o. William R. Shepard	For
1p. Howard J. Siegel	For
1q. Dennis A. Suskind	For
2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023.	For
3. Advisory vote on the compensation of our named executive officers.	For
4. Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	1 Year
5. Election of Three Class B-1 Directors **The Nominating and Governance Committee recommends a vote "FOR" all of the Class B-1 director nominees.**	
5a. William W. Hobert (WH)	For
5b. Patrick J. Mulchrone (PJM)	For
5c. Robert J. Tierney Jr. (RJT)	For

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D98312-P86196

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D98313-P86196 CME GROUP INC. 2023 Annual Meeting Vote by May 3, 2023 10:59 PM CT 20 S. WACKER DRIVE CHICAGO, IL 60606 You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2023. Get informed before you vote View the Notice, Proxy Statement and CME Group 2022 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 4, 2023 10:00 AM CT CME Group’s headquarters Auditorium 20 South Wacker Drive Chicago, IL

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Class B-2 Voting Items	Board Recommends
1. Election of Equity Directors Seventeen will be elected to the Board of Directors	
1a. Terrence A. Duffy	For
1b. Kathryn Benesh	For
1c. Timothy S. Bitsberger	For
1d. Charles P. Carey	For
1e. Bryan T. Durkin	For
1f. Harold Ford Jr.	For
1g. Martin J. Gepsman	For
1h. Larry G. Gerdes	For
1i. Daniel R. Glickman	For
1j. Daniel G. Kaye	For
1k. Phyllis M. Lockett	For
1l. Deborah J. Lucas	For
1m. Terry L. Savage	For
1n. Rahael Seifu	For
1o. William R. Shepard	For
1p. Howard J. Siegel	For
1q. Dennis A. Suskind	For
2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023.	For
3. Advisory vote on the compensation of our named executive officers.	For
4. Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	1 Year
5. Election of Two Class B-2 Directors **The Nominating and Governance Committee recommends a vote "FOR" all of the Class B-2 director nominees.** 5a. Michael G. Dennis (MKI)	For
5b. Patrick W. Maloney (PAT)	For

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D98314-P86196

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # CME GROUP INC. 2023 Annual Meeting Vote by May 3, 2023 10:59 PM CT You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2023. Get informed before you vote View the Notice, Proxy Statement and CME Group 2022 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 20 S. WACKER DRIVE CHICAGO, IL 60606 D98315-P86196 Vote in Person at the Meeting* May 4, 2023 10:00 AM CT CME Group’s headquarters Auditorium 20 South Wacker Drive Chicago, IL

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Class B-3 Voting Items	Board Recommends
1. Election of Equity Directors Seventeen will be elected to the Board of Directors	
1a. Terrence A. Duffy	For
1b. Kathryn Benesh	For
1c. Timothy S. Bitsberger	For
1d. Charles P. Carey	For
1e. Bryan T. Durkin	For
1f. Harold Ford Jr.	For
1g. Martin J. Gepsman	For
1h. Larry G. Gerdes	For
1i. Daniel R. Glickman	For
1j. Daniel G. Kaye	For
1k. Phyllis M. Lockett	For
1l. Deborah J. Lucas	For
1m. Terry L. Savage	For
1n. Rahael Seifu	For
1o. William R. Shepard	For
1p. Howard J. Siegel	For
1q. Dennis A. Suskind	For
2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023.	For
3. Advisory vote on the compensation of our named executive officers.	For
4. Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	1 Year
5. Election of One Class B-3 Director **The Nominating and Governance Committee recommends a vote "FOR" the one Class B-3 director nominee.**	
5a. Elizabeth A. Cook (LZY)	For

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D98316-P86196

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # CME GROUP INC. 2023 Annual Meeting Vote by May 3, 2023 10:59 PM CT You invested in CME GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2023. D98317-P86196 Get informed before you vote View the Notice, Proxy Statement and CME Group 2022 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 20 S. WACKER DRIVE CHICAGO, IL 60606 Vote in Person at the Meeting* May 4, 2023 10:00 AM CT CME Group’s headquarters Auditorium 20 South Wacker Drive Chicago, IL

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Class B-4 Voting Items	Board Recommends
1. Election of Equity Directors Seventeen will be elected to the Board of Directors	
1a. Terrence A. Duffy	For
1b. Kathryn Benesh	For
1c. Timothy S. Bitsberger	For
1d. Charles P. Carey	For
1e. Bryan T. Durkin	For
1f. Harold Ford Jr.	For
1g. Martin J. Gepsman	For
1h. Larry G. Gerdes	For
1i. Daniel R. Glickman	For
1j. Daniel G. Kaye	For
1k. Phyllis M. Lockett	For
1l. Deborah J. Lucas	For
1m. Terry L. Savage	For
1n. Rahael Seifu	For
1o. William R. Shepard	For
1p. Howard J. Siegel	For
1q. Dennis A. Suskind	For
2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023.	For
3. Advisory vote on the compensation of our named executive officers.	For
4. Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	1 Year

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D98318-P86196